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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 11, 1999
                       (Date of earliest event reported)

                        Commission file number: 0-22511


                             RF MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)

          NORTH CAROLINA                               56-1733461
 (State or other jurisdiction of                   (I.R.S. Employer
  incorporation or organization)                  Identification No.)

                               7625 THORNDIKE ROAD
                      GREENSBORO, NORTH CAROLINA 27409-9421
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 664-1233
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

               On January 11, 1999, RF Micro Devices, Inc. issued a press release announcing an expansion of its relationship with IBM to add access to IBM's Silicon Germanium fabrication process. A copy of this press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.    Description of Exhibit
                  -----------    ----------------------

                     99.1        Press Release dated January 11, 1999





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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          RF Micro Devices, Inc.

                          By: /s/ William A. Priddy, Jr.
                              -------------------------------------------
                              William A. Priddy, Jr.
                              Vice President and Chief Financial Officer

Date: January 11, 1999